DEPARTMENT OF
REVENUE
STATE OF MISSISSIPPI

ALCOHOLIC BEVERAGE CONTROL

Form 47-265-11-1-1-000 (Rev.11/13)

Mail this Application

TO: Alcoholic Beverage Control
P.O. Box 540
Madison, Mississippi 39130-0540

APPLICATION FOR REGISTRATION OF MANUFACTURER'S EMPLOYEES AND/OR BROKERS WORKING IN THE STATE OF MISSISSIPPI

In compliance with the provisions of Mississippi Administrative Code Title 35, Part II, Subpart 2, Chapter 11, we hereby submit this application for registering the following individual(s) as an employee and/or broker of our company.

(1) Name of Employee or Broker: Wines and Spirits of the South
Address: 119 CEDAR GROVE LAND CANTON, MS 39046
Describe Duties: Distribution and Sales
Method of Compensation: Commission
(Salary - Salary & Bonus – Compensation)

(2) Name of Employee or Broker: ____
Address: ____
Describe Duties: ____
Method of Compensation: ____
(Salary - Salary & Bonus – Compensation)

(3) Name of Employee or Broker: ____
Address: ____
Describe Duties: ____
Method of Compensation: ____
(Salary - Salary & Bonus – Compensation)

(If additional space is needed in which to list employees, attach an additional sheet.)

We hereby certify that the above-named employee(s) and broker(s), with the exception of the Manufacturer's Representative, is/are the only one(s) who is/are receiving any direct or indirect compensation, profit, or commission from the sale and distribution of our merchandise. We further certify that we have read and thoroughly understand all regulations and all other provisions of the Mississippi Alcoholic Beverage statutes and that all those employed have been informed relative to the laws, rules, and regulations of the Alcoholic Beverage Control Division of the Mississippi Department of Revenue. Finally, the person signing this Application certifies under oath that all the information contained in this document is true and correct and he or she has the authority to sign this document as the manufacturer or on behalf of the manufacturer and acknowledges that this Application is being signed under the penalty of perjury pursuant to Mississippi Code Annotated Section 27-3-83(5).

VODKA BRANDS CORP
Name of Manufacturer

By: MARK T. LUCERO [signature] Chief Executive Officer 8/10/15
Name of Individual Title Date